Exhibit 99.1

ETHZilla Announces Strategic Partnership with Liquidity.io

Accelerates ETHZilla’s ability to securitize real-world assets on-chain

Offers exchange capabilities to expand investor access to compliant digital securities

ETHZilla to take a 15% equity stake in Satschel, Inc. to further align interests

PALM BEACH, Fla., Oct. 23, 2025 /PRNewswire/ -- ETHZilla Corporation (Nasdaq: ETHZ) (“ETHZilla” or the “Company”), a technology company bridging traditional finance and decentralized finance, today announced a strategic partnership with Liquidity.io, a regulated broker-dealer and operator of a Digital Alternative Trading System (ATS), and a wholly owned subsidiary of Satschel, Inc. The partnership is expected to accelerate ETHZilla’s institutional-grade tokenization capabilities, enabling secure, compliant, and liquid access to real-world assets (RWAs) through Ethereum Layer 2 networks. The partnership will include a $15 million investment by ETHZilla in Satschel, Inc. ($5 million in cash and $10 million in equity).

“This partnership is a key milestone in ETHZilla’s strategy to deliver investor access to digital assets through a fully regulated, transparent marketplace,” said McAndrew Rudisill, chairman and chief executive officer of ETHZilla. “We are in the process of combining Liquidity.io’s regulated securitization platform and token marketplace with ETHZilla’s blockchain-native asset management platform to build a next-generation asset manager. Looking ahead, we believe that ETHZilla has a clear path to deliver to investors access to cash flow-generating assets in attractive industry sectors through a seamless on-chain experience. We are just getting started.”

The partnership is positioned to support ETHZilla’s strategy to securitize RWAs while advancing its focus on providing institutional and retail investors access to cash flow-generating assets, that have previously only been available to institutional investors and high-net-worth individuals. By connecting ETHZilla’s decentralized infrastructure and Liquidity.io’s compliant digital-asset distribution network, this partnership is expected to enable investors to access yield-bearing tokenized RWAs under full regulatory oversight.

“ETHZilla’s partnership and confidence in the Liquidity.io platform underscores the value of our mission to liquify private capital markets and simplify access to alternative investments,” said Eric Choi, president of Satschel, Inc. “ETHZilla’s investment will be critical as we scale our platform to provide investors with an end-to-end digital asset experience that supports them in building a long-term yielding portfolio.”

Transaction Summary

Liquidity.io delivers a fully regulated marketplace for trading private assets, combining SEC-licensed exchange infrastructure with Ethereum L2 tokenization. The platform enables institutional and accredited investors to access private secondaries, structured credit, and RWAs through a single compliant marketplace with instant settlement and liquidity. By merging bank-grade compliance, blockchain efficiency, and institutional-grade access, Liquidity.io unlocks liquidity and scale across global private markets.

The partnership establishes a foundation for ETHZilla’s anticipated future growth and delivers several key strategic benefits:

●	Expanded liquidity and market access: Enables ETHZilla to leverage Liquidity.io’s ATS to convert future ETHZilla-issued tokenized RWAs into compliant, tradable instruments with both primary and secondary market liquidity.

●	Regulatory integration: Supports end-to-end regulatory oversight, investor onboarding, and settlement, aligning ETHZilla’s on-chain products with institutional compliance requirements.

●	Strategic alignment: As part of the transaction, ETHZilla will invest $15 million to acquire a 15% stake in Satschel, Inc., with right of first refusal to acquire additional equity in future funding rounds. In addition, ETHZilla will secure the exclusive right to list Ethereum L2 tokens on the exchange.

ETHZilla has posted a presentation with additional details on the investor section of its website.

About ETHZilla

ETHZilla Corporation (Nasdaq: ETHZ) is a technology company in the decentralized finance (DeFi) industry. ETHZilla seeks to connect financial institutions, businesses and organizations worldwide by enabling secure, accessible blockchain transactions through Ethereum Network protocol implementations. It generates recurring revenues through various DeFi protocols that improve Ethereum network integrity and security. ETHZilla believes it has the unique capability to bring traditional assets on-chain via tokenization. Through its proprietary protocol implementations, ETHZilla facilitates DeFi transactions and asset digitization across multiple Layer 2 Ethereum networks. ETHZilla is working to offer tokenization solutions, DeFi protocol integration, blockchain analytics, traditional-to-digital asset conversion gateways, and other decentralized finance services. To learn more, visit ethzilla.com.

About Satschel, Inc.

Satschel, Inc. is a leading-edge technology company creating solutions to eliminate friction and fraud in the financial services industry utilizing blockchain, biometrics, and AI. Satschel� developed two transformational platforms to address pressing issues in the financial services industry. Simplici: The most advanced randomized multi-factor identity verification platform utilizing biometrics and AI for end-to-end account origination with the most comprehensive transaction fraud mitigation solution on the market. Liquidity: SEC-regulated digital (blockchain) ATS marketplace featuring a no-code API-minting solution for traditionally illiquid assets.

Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the Company’s prior private placements and related transactions, recent OTC transaction, the amount, timing, and sources of funding for its previously announced stock repurchase program, the fact that common stock share repurchases may not be conducted in the timeframe or in the manner the Company expects, expectations regarding the capitalization, resources and ownership structure of the Company, the expected benefits of the expectations with respect to future performance, and growth of the Company; the ability of the Company to execute its plans, the Company’s plans to continue to purchase ETH, the Company’s digital asset treasury strategy, the digital assets to be held by the Company, the Company’s current and anticipated yield strategies, including its participation in DeFi protocols, and future performance. Forward looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the previously announced private placements, sale of convertible notes, and related transactions, including the Company’s digital asset treasury strategy; the Company’s ability to achieve profitable operations; fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting; government regulation of cryptocurrencies and online betting; the Company’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s outstanding convertible notes, including the Company’s ability to repay such notes, covenants associated therewith and dilution caused by the conversion thereof into common stock, and security interests associated therewith; risks relating to the Company’s OTC transaction, including the Company’s ability to repay such facility, covenants associated therewith and security interests associated therewith; risks relating to the Company’s previously announced ATM offering, including potential downward pressure on the Company’s stock price associated therewith; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Ether and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company or the validity or enforceability of the intellectual property of the Company; risks relating to iGaming operations; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Reports on Form 8-K filed by the Company with the SEC on July 30, 2025 and August 11, 2025. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Media and Investor Contact:

John Kristoff
SVP, Corporate Communications and IR
IR@ethzilla.com